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                                                                   Exhibit 10.19



                              CHILES OFFSHORE LLC
                              2000 West Loop South
                                   Suite 2130
                              Houston, Texas 77027

                                 August 5, 1997



Mr. Erland Bassoe
Bassoe Rig Partners Ltd.
2000 West Loop South, Suite 2110
Houston, Texas  77027

     Re:  Brokerage Arrangement

Dear Erland:

     In consideration for Bassoe Rig Partners Ltd. ("Bassoe") providing brokerage services in connection with the contract between Chiles Offshore LLC ("Chiles Offshore") and Amfels, Inc. ("Amfels") for the construction of a LeTourneau Enhanced 116-C Jack-Up Drilling Rig and a LeTourneau Super 116 Jack-Up Drilling Rig (the "Rigs"), Bassoe will receive a brokerage fee of $505,000 on each of the Rigs payable upon delivery of each of the Rigs. Such brokerage fees will be included in the cost of the Rigs chargeable by Amfels. In addition, in consideration for Bassoe's services in future rig transactions, Chiles Offshore agrees that Bassoe shall be the exclusive broker for Chiles Offshore, and the two limited partnerships that will be formed to own the Rigs, on any future rig transactions to the extent that the services of a ship broker are used, and so long as Bassoe's fees are not in excess of market brokerage rates charged by unrelated third parties for comparable transactions.

     Please evidence the agreement of Bassoe to the foregoing by having an authorized representative of Bassoe sign in the spaces provided below and providing an executed counterpart to the undersigned. Please contact me if you have any questions or comments.

                                        Sincerely,

                                        CHILES OFFSHORE LLC

                                        By: /s/ William E. Chiles
                                            ------------------------------------
                                            William E. Chiles, President and
                                            Chief Executive Officer

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Bassoe Rig Partners Ltd.
August 5, 1997
Page 2



ACKNOWLEDGED AND AGREED
this 5th day of August 1997

BASSOE RIG PARTNERS LTD.


By:  /s/ J. B. Fairbanks
     --------------------------
     Name:  J. B. Fairbanks
           --------------------
     Title: Director
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